As filed with the Securities and Exchange Commission on October 24, 1995


                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC  20549

                               _____________________

                                     FORM 8-K

                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of

                        The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 October 19, 1995


                        Exact name of Registrant as
        Commission      specified in its charter, address              State of      I.R.S. Employer
        File No.        of principal executive offices, telephone     Incorporation   Identification No.
        1-8349          FLORIDA PROGRESS CORPORATION                    Florida         59-2147112
                         One Progress Plaza
                         St. Petersburg, Florida 33701
                         Telephone (813) 824-6400

        1-3274          FLORIDA POWER CORPORATION                       Florida          59-0247770
                         3201 34th Street South
                         St. Petersburg, Florida 33711
                         Telephone (813) 866-5151


The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events


     In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the quarter ended September 30, 1995:

      1. Third quarter earnings. Florida Progress issued a news release dated October 19, 1995 and a related Investor Information report of even date therewith reporting third quarter 1995 earnings. Copies of the news release and report are being filed herewith as Exhibits 99.(a) and 99.(b), respectively.

      2. Change of Trustees. Effective October 6, 1995, NationsBank of Florida, N.A. resigned as Trustee, Paying Agent and Security Registrar, and NationsBank of Georgia, N.A. resigned as Co-Paying Agent, under the Indentures dated as of May 1, 1988 and August 15, 1992, pursuant to which Florida Power has issued its Medium-Term Notes Series A and B, respectively; and The First National Bank of Chicago ("First Chicago") has accepted the appointment as Successor Trustee, Paying Agent and Security Registrar under each Indenture.
The principal corporate trust office of First Chicago is One First National Plaza, Chicago, IL 60670-0126, or c/o First Chicago Trust Company of New York, 14 Wall Street, 8th Floor, Window 2, New York, NY 10005.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)      Description of Exhibit

99.(a) Florida Progress Corporation News Release dated October 19, 1995 regarding third quarter earnings.

99.(b) Florida Progress Corporation Investor Information Report dated October 19, 1995.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FLORIDA PROGRESS CORPORATION

                                          FLORIDA POWER CORPORATION

                                              /s/ James V. Smallwood
                                          By:____________________________
                                              James V. Smallwood
                                              Treasurer of each Registrant



Date:  October 19, 1995

                               EXHIBIT INDEX



Exhibit No.       Description of Exhibit

99.(a) Florida Progress Corporation News Release dated October 19, 1995 regarding third quarter earnings.

99.(b) Florida Progress Corporation Investor Information Report dated October 19, 1995.